--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

[Photo of Mario J. Gabelli, C.F.A., Portfolio Manager]

Objective: Growth of capital. Current income is a secondary objective

Portfolio: Primarily common and preferred stocks and other securities representing the right to acquire common stocks

Inception: May 1, 1995

Net Assets at June 30, 2000: $164,432,720

Q: How did the Fund perform for the first six months of 2000?

A: For the six months ended June 30, 2000, the Gabelli Capital Asset Fund's (the "Fund") total return was 3.15%.(1) The Standard & Poor's 500 Index(2) ("S&P 500") and Russell 2000 Index(3) had returns of -0.42% and 3.04%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 18.35% annually, versus average annual total returns of 23.80% and 14.27% for the S&P 500 and Russell 2000 Indices, respectively.

Q: What factors affected the Fund's performance for the first six months of 2000?

A: At the end of the first quarter of 2000, long-dormant value stocks were finally attracting attention. The sharp technology stock correction, which began in the second week of March, revived the antiquated notion that the severely depressed stocks of high quality companies in out-of-favor industry groups might be an attractive alternative to the richly priced growth stocks. This all-but-forgotten concept gained credence as technology stocks continued to plummet in April. However, investors quickly lost interest in the merits of value investing when technology stocks began rebounding in late May. By the end of the second quarter, all eyes were once again focused on technology stocks, leaving the rest of the market adrift. The Dow Jones Industrial Average(4) ("DJIA") and Standard & Poor's 500 Index materially outperformed the NASDAQ Composite Index(5) during the second quarter, but momentum had clearly shifted back to technology stocks at its close.

      It has been a dull market for everything but technology stocks these past six months. After a breathtaking nosedive that temporarily frightened investors into more reasonably priced market sectors, technology stocks are once again soaring as the first half of the year draws to a close and attracting almost all of investors' attention and resources. The rest of the market remains earthbound.

      Our health care industry investments performed well, and food stocks, which we highlighted as appetizing values in a previous report, also nourished returns. Meanwhile, after a long run of superior performance, stocks in the telecommunications and media sectors had become somewhat extended and were due for a breather. We believe they are still long-term bargains and expect both earnings growth trends and ongoing consolidation to help them regain momentum. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems, cable television and broadcast networks) and information and

================================================================================
"The takeover of companies within the portfolio, announced plans for the potential sale of others, and investors' focus on other potential industry group targets helped propel the Fund to a modest outperformance of the market averages."
================================================================================

entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

      Value honey is attracting bees. The takeover of companies within the portfolio, announced plans for the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect expenses that are deducted from the Fund.
(4) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.
(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

potential sale of others, and investors' focus on other potential industry group targets helped propel the Fund to a modest outperformance of the market averages. We believe merger and acquisition activity will continue to provide a performance tailwind for the Fund even in what may continue to be a lackluster market for value stocks.

Q: What is your outlook for the remainder of the year?

A: The labor market remains tight, and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities and may lead to even higher short- and long-term interest rates. Although we would assign it a low probability, there is the danger that the Federal Reserve will overplay its hand and send the economy into a tailspin. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to squander the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of very attractive fundamental values in the equity markets, stocks are still rather richly priced relative to historic norms.

      Of less widespread concern is the soaring balance of the trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and the U.S. financial markets continue to sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. All investment esoterics aside, stocks and bonds go up when the buyers are more motivated than the sellers. If the international demand dries up, the very favorable supply/demand dynamics that the U.S. financial markets have enjoyed over the last decade may be disrupted.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign, and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. Ideally, we will see a much broader market advance in which quality companies in a wider range of industries participate.

      Cyclical stocks have received little tribute for better than expected earnings. In fact, we believe that significantly lower earnings are already baked into valuations. So, any pleasant surprises should generate enthusiasm. Other industry groups such as food and drug stocks have suffered more from investor indifference than any present or potential earnings dislocations. These industry groups are logical depositories of money that may flow out of tech stocks. Media stocks, which stalled in 2000 after exceptionally strong performance in 1998-99, may also regain some momentum as consolidation in the industry accelerates. In the last year, we have seen AOL combine with Time Warner, Viacom acquire CBS, and the recently announced Vivendi, Canal Plus, Seagram merger. We think there are many more deals, big and small, on the horizon as content and distribution are linked to improve media companies' competitive positions on the world stage. Telecommunications stocks have also taken a well-deserved rest this year. However, the three forces driving the industry--technology, deregulation, and consolidation--remain firmly in place.

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2000
--------------------------------------------------------------------------------
 1. Telephone & Data Systems, Inc.                                    3.88%
--------------------------------------------------------------------------------
 2. Liberty Media Group, CL. A                                        3.82%
--------------------------------------------------------------------------------
 3. Viacom Inc., CL. A                                                3.60%
--------------------------------------------------------------------------------
 4. Cablevision Systems Corp., CL. A                                  2.79%
--------------------------------------------------------------------------------
 5. Chris-Craft Industries Inc.                                       2.68%
--------------------------------------------------------------------------------
 6. Citizens Communications Co.                                       2.40%
--------------------------------------------------------------------------------
 7. Media General Inc., CL. A                                         2.35%
--------------------------------------------------------------------------------
 8. Shared Medical Systems Corp.                                      1.85%
--------------------------------------------------------------------------------
 9. Carter-Wallace Inc.                                               1.83%
--------------------------------------------------------------------------------
10. El Paso Electric Co.                                              1.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIOD ENDED JUNE 30, 2000
================================================================================
1 Year ...........................................................   8.63%
3 Years ..........................................................  17.51%
5 Years ..........................................................  18.35%
Since Inception (5/1/95)............................................18.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited)

-----------------------
COMMON STOCKS -- 100.5%
-----------------------
                                                                         Market
  Shares                                                  Cost           Value
--------------------------------------------------------------------------------
Agriculture -- 0.5%
   85,000   Archer-Daniels-Midland Co.                  1,411,949        834,062
--------------------------------------------------------------------------------
Automotive -- 0.5%
   13,282   General Motors Corp.                          885,755        771,186
--------------------------------------------------------------------------------
Automotive: Parts and Accessories -- 4.1%
   50,000   Dana Corp.                                  1,732,048      1,059,375
  100,000   GenCorp Inc.                                  890,885        800,000
   68,000   Modine Manufacturing Co.                    2,300,741      1,836,000
   40,000   Scheib (Earl) Inc.+                           278,875        128,750
   60,000   Standard Motor Products Inc.                1,329,363        510,000
   20,000   Superior Industries
               International Inc.                         509,781        515,000
   50,000   Tenneco Automotive Inc.                       439,819        262,500
   40,000   TransPro Inc.                                 274,101        202,500
   60,000   Wynn's International Inc.                     719,079      1,361,250
                                                       ----------     ----------
                                                        8,474,692      6,675,375
--------------------------------------------------------------------------------
Aviation: Parts and Services -- 1.6%
   18,000   AAR Corp.                                     250,688        216,000
   52,000   Barnes Group Inc.                           1,225,215        848,250
   16,000   Curtiss-Wright Corp.                          470,869        595,000
   30,000   Fairchild Corp., Cl. A+                       354,724        146,250
    7,500   Hi-Shear Industries Inc.                       21,717         19,219
   40,000   Kaman Corp., Cl. A                            499,781        427,500
   17,000   Moog Inc., Cl. A+                             446,825        448,375
                                                       ----------     ----------
                                                        3,269,819      2,700,594
--------------------------------------------------------------------------------
Broadcasting -- 7.2%
   68,000   Ackerley Group Inc.                           588,667        799,000
    4,000   BHC Communications Inc., Cl. A                595,200        608,000
   67,100   Chris-Craft Industries Inc.+                3,059,418      4,432,794
   65,000   Granite Broadcasting Corp.+                   696,878        479,375
   20,000   Gray Communications
               Systems Inc.                               350,675        196,250
   80,000   Gray Communications
               Systems Inc., Cl. B                      1,015,412        780,000
   12,000   Hearst-Argyle Television Inc.+                251,729        234,000
   45,000   Liberty Corp.                               2,200,252      1,890,000
   19,000   United Television Inc.                      1,676,374      2,446,250
                                                       ----------     ----------
                                                       10,434,605     11,865,669
--------------------------------------------------------------------------------
Building and Construction -- 0.6%
   52,000   Nortek Inc.+                                1,385,030      1,027,000
                                                       ----------     ----------
Business Services -- 1.2%
   15,000   Cendant Corp.+                                239,812        210,000
   25,000   Nashua Corp.+                                 341,104        206,250
   15,000   Primark Corp.                                 561,375        558,750
   17,000   Verio Inc.+                                   990,187        943,234
                                                       ----------     ----------
                                                        2,132,478      1,918,234
--------------------------------------------------------------------------------
Cable -- 3.2%
   68,000   Cablevision Systems Corp.,
               Cl. A+                                     569,094      4,615,500
   14,000   UnitedGlobalCom Inc., Cl. A+                  393,903        654,500
                                                       ----------     ----------
                                                          962,997      5,270,000
--------------------------------------------------------------------------------
Computer Software and Services -- 0.4%
   55,000   Genuity Inc.+                                 577,525        503,594
    4,000   Global Sources Ltd.+                          265,401        101,500
                                                       ----------     ----------
                                                          842,926        605,094
--------------------------------------------------------------------------------
Consumer Products -- 2.9%
  150,000   Carter-Wallace Inc.                         2,578,085      3,018,750
   42,000   Gallaher Group plc, ADR                       902,524        900,375
   30,000   National Presto Industries Inc.             1,117,685        922,500
                                                       ----------     ----------
                                                        4,598,294      4,841,625
--------------------------------------------------------------------------------
Consumer Services -- 1.8%
  200,000   Rollins Inc.                                3,862,912      2,975,000
--------------------------------------------------------------------------------
Diversified Industrial -- 2.0%
   40,000   Ampco-Pittsburgh Corp.                        639,125        445,000
   40,000   GATX Corp.                                  1,147,578      1,360,000
   67,000   Katy Industries Inc.                          946,550        787,250
   33,000   Myers Industries Inc.                         450,164        354,750
   47,000   WHX Corp.+                                    477,081        258,500
                                                       ----------     ----------
                                                        3,660,498      3,205,500
--------------------------------------------------------------------------------
Energy and Utilities -- 5.8%
    7,000   E'Town Corp.                                  461,163        465,062
   32,000   Eastern Enterprises                         1,261,850      2,016,000
  269,800   El Paso Electric Co.+                       2,430,955      3,018,387
    4,000   EnergyNorth Inc.                              234,450        237,000
   15,000   Florida Progress Corp.                        704,701        703,125
    5,000   Florida Public Utilities Co.                   79,000         78,125
  100,000   Kaneb Services Inc.+                          348,125        400,000
   22,000   Southwest Gas Corp.                           565,746        385,000
   40,000   United Water Resources Inc.                 1,344,500      1,395,000
   10,000   Vastar Resources Inc.                         819,875        821,250
                                                       ----------     ----------
                                                        8,250,365      9,518,949
--------------------------------------------------------------------------------
Entertainment -- 12.7%
   25,000   Fisher Companies Inc.                       1,695,292      1,912,500
   45,000   GC Companies Inc.+                          1,530,893      1,006,875
  260,000   Liberty Media Group, Cl. A+                   762,816      6,305,000
   30,000   Seagram Co.                                 1,713,605      1,740,000
   12,000   Time Warner Inc.                              521,410        912,000
   22,000   TV Guide Inc., Cl. A+                         577,543        753,500
  105,000   USA Networks Inc.+                            727,129      2,270,625
   87,000   Viacom Inc., Cl. A+                         1,445,407      5,948,625
                                                       ----------     ----------
                                                        8,974,095     20,849,125
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Market
  Shares                                                  Cost           Value
--------------------------------------------------------------------------------
Environmental Services -- 0.6%
   60,000   EnviroSource Inc.+                            170,797         28,125
   50,000   Waste Management Inc.                         910,601        950,000
                                                       ----------     ----------
                                                        1,081,398        978,125
--------------------------------------------------------------------------------
Equipment and Supplies -- 9.5%
   50,000   AMETEK Inc.                                   937,874        875,000
   35,000   Belden Inc.                                   658,062        896,875
   25,000   CIRCOR International Inc.+                    269,028        204,687
   38,000   CLARCOR Inc.                                  723,141        755,250
    1,000   CTS Corp.                                       7,481         45,000
   20,000   Cuno Inc.+                                    383,875        462,500
   12,000   Eastern Co.                                   203,575        157,500
  135,500   Fedders Corp.                                 820,369        787,594
   85,000   Flowserve Corp.                             1,712,486      1,280,312
   11,000   Franklin Electric Co.                         361,576        745,250
   35,000   IDEX Corp.                                  1,012,095      1,104,687
   85,000   Mark IV Industries Inc.                     1,621,708      1,774,375
   65,000   Navistar International Corp.+               2,068,395      2,019,063
   30,000   Sequa Corp., Cl. A+                         1,048,824      1,145,625
   49,000   SPS Technologies Inc.+                      2,084,176      2,012,063
   70,000   UCAR International Inc.+                    1,262,496        914,375
   40,000   Watts Industries Inc., Cl. A                  557,285        505,000
                                                       ----------     ----------
                                                       15,732,446     15,685,156
--------------------------------------------------------------------------------
Financial Services -- 4.9%
    5,000   Advest Group Inc.                             101,450        104,688
   50,000   Allstate Corp.                              1,235,322      1,112,500
   68,000   Argonaut Group Inc.                         2,021,414      1,164,500
   45,000   Block (H&R) Inc.                            1,715,666      1,456,875
   30,000   First Union Corp.                             907,996        744,375
   44,500   Midland Co.                                   667,271      1,090,250
   30,000   Pioneer Group Inc.+                           506,867      1,271,250
   20,000   ReliaStar Financial Corp.                   1,028,656      1,048,750
                                                       ----------     ----------
                                                        8,184,642      7,993,188
--------------------------------------------------------------------------------
Food and Beverage -- 6.3%
   25,000   Brown-Forman Corp., Cl. A                   1,307,636      1,318,750
   70,000   Corn Products International Inc.            2,046,746      1,855,000
   15,000   Diageo plc, ADR                               529,570        533,437
   30,000   General Mills Inc.                          1,006,315      1,147,500
   30,000   Heinz (H.J.) Co.                            1,411,102      1,312,500
   40,000   Kellogg Co.                                 1,319,187      1,190,000
   40,000   PepsiAmericas Inc.+                           141,200        120,000
   23,339   Tootsie Roll Industries Inc.                  400,129        816,865
   35,000   Twinlab Corp.+                                386,176        223,125
  150,000   Whitman Corp.                               2,122,733      1,856,250
                                                       ----------     ----------
                                                       10,670,794     10,373,427
--------------------------------------------------------------------------------
Health Care -- 2.7%
    5,000   IVAX Corp.+                                    29,839        207,500
   42,000   Shared Medical Systems Corp.                3,038,780      3,063,375
   30,000   Wesley Jessen VisionCare Inc.+              1,113,939      1,126,875
                                                       ----------     ----------
                                                        4,182,558      4,397,750
--------------------------------------------------------------------------------
Hotels and Gaming -- 4.4%
  140,000   Aztar Corp.+                                  999,359      2,170,000
   15,000   Boca Resorts Inc., Cl. A+                     143,875        148,125
  100,000   Gaylord Entertainment Co.                   2,735,008      2,150,000
  130,000   Hilton Hotels Corp.                         1,585,697      1,218,750
  115,000   Jackpot Enterprises Inc.                    1,255,026      1,451,875
   25,000   Trump Hotels & Casino
               Resorts Inc.+                              167,500         70,313
                                                       ----------     ----------
                                                        6,886,465      7,209,063
--------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
  200,000   Pactiv Corp.+                               2,561,028      1,575,000
--------------------------------------------------------------------------------
Publishing -- 7.3%
   34,000   Harcourt General Inc.                       1,368,736      1,848,750
   26,000   Lee Enterprises Inc.                          640,556        606,125
   25,000   McClatchy Newspapers Inc.,
               Cl. A                                      721,881        828,125
   80,000   Media General Inc., Cl. A                   3,451,859      3,885,000
   13,000   Meredith Corp.                                267,779        438,750
   40,000   Penton Media Inc.                             605,042      1,400,000
   12,000   PRIMEDIA Inc.+                                172,679        273,000
   20,000   Pulitzer Inc.                                 596,916        843,750
   32,000   Reader's Digest Association Inc.,
               Cl. B                                      821,338      1,170,000
   90,000   Thomas Nelson Inc.                          1,053,318        770,625
                                                       ----------     ----------
                                                        9,700,104     12,064,125
--------------------------------------------------------------------------------
Real Estate -- 1.4%
  130,000   Catellus Development Corp.+                 2,089,775      1,950,000
   35,000   Griffin Land & Nurseries Inc.+                493,263        430,938
                                                       ----------     ----------
                                                        2,583,038      2,380,938
--------------------------------------------------------------------------------
Retail -- 2.1%
    5,000   Aaron Rents Inc.                              100,625         62,813
   10,000   Aaron Rents Inc., Cl. A                       199,750        156,250
   10,000   Albertson's Inc.                              245,150        332,500
   15,000   Hannaford Bros. Co.                         1,080,229      1,078,125
   40,000   Lillian Vernon Corp.                          631,288        420,000
   53,000   Neiman Marcus Group
               Inc., Cl. B+                             1,409,652      1,470,750
                                                       ----------     ----------
                                                        3,666,694      3,520,438
--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
June 30, 2000 (Unaudited) (Continued)

                                                                       Market
  Shares                                                Cost           Value
--------------------------------------------------------------------------------
Satellite -- 1.6%
   50,000   COMSAT Corp.                              1,283,602       1,234,375
   15,999   General Motors Corp., Cl. H+              1,525,812       1,403,912
                                                    -----------   -------------
                                                      2,809,414       2,638,287
--------------------------------------------------------------------------------
Specialty Chemicals -- 4.3%
   46,000   Bush Boake Allen Inc.+                    1,236,347       2,012,500
   20,000   Dexter Corp.                                798,938         960,000
   40,000   Ferro Corp.                                 795,700         840,000
   15,000   Material Sciences Corp.+                    163,956         150,000
   85,000   McWhorter Technologies Inc.+              1,667,063       1,652,188
   65,000   Omnova Solutions Inc.                       514,634         406,250
   51,000   Sybron Chemicals Inc.+                    1,345,580       1,115,625
                                                    -----------   -------------
                                                      6,522,218       7,136,563
--------------------------------------------------------------------------------
Telecommunications -- 4.5%
   28,000   AT&T Canada Inc., Cl. B+                    881,938         929,250
   33,250   AT&T Corp.                                1,128,422       1,051,531
   25,000   CenturyTel Inc.                             680,105         718,750
  230,000   Citizens Communications Co.               2,508,459       3,967,500
   13,000   Rogers Communications
               Inc., Cl. B, ADR+                        228,650         370,500
   12,000   Viatel Inc.+                                371,518         342,750
                                                    -----------   -------------
                                                      5,799,092       7,380,281
--------------------------------------------------------------------------------
Wireless Communications -- 5.4%
   35,000   Rogers Cantel Mobile
               Communications Inc., Cl. B+              388,800       1,176,875
   64,000   Telephone & Data Systems Inc.             2,644,953       6,416,000
   20,000   United States Cellular Corp.+             1,290,748       1,260,000
                                                    -----------   -------------
                                                      4,324,501       8,852,875
--------------------------------------------------------------------------------
Total Investments -- 100.5%                         143,850,807     165,242,629
                                                    ===========
Other Assets and
  Liabilities (Net) -- (0.5)%                                          (809,909)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $ 164,432,720
--------------------------------------------------------------------------------

For Federal tax purposes:
  Aggregate cost                                                  $ 143,850,807
                                                                  =============
  Gross unrealized appreciation                                   $  36,530,180

  Gross unrealized depreciation                                     (15,138,358)
                                                                  -------------
  Net unrealized appreciation                                     $  21,391,822
                                                                  =============

+ Non-income producing security.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

Assets:
   Investments, at value (Cost $143,850,807)                        $165,242,629
   Dividends receivable                                                  128,449
   Receivable for investments sold                                     2,538,142
   Other assets                                                                3
                                                                    ------------
   Total Assets                                                      167,909,223
                                                                    ------------

Liabilities:
   Payable to custodian                                                1,866,421
   Payable for investments purchased                                   1,407,147
   Payable for investment advisory fees                                  137,681
   Other accrued expenses                                                 65,254
                                                                    ------------
   Total Liabilities                                                   3,476,503
                                                                    ------------
   Net Assets applicable to 9,121,202 shares
      outstanding                                                   $164,432,720
                                                                    ============

Net Assets consist of:
   Capital stock, at par value                                      $      9,121
   Additional paid-in capital                                        121,588,473
   Accumulated net investment income                                     144,342
   Accumulated net realized gain on investments                       21,298,962
   Net unrealized appreciation on investments                         21,391,822
                                                                    ------------
   Total Net Assets                                                 $164,432,720
                                                                    ============

   Net Asset Value, offering and redemption
     price per share ($164,432,720 / 9,121,202
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value)                                      $18.03
                                                                          ======

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 2000 (Unaudited)

Investment Income:
   Dividends                                                       $    976,508
   Interest                                                              73,638
                                                                   ------------
   Total Investment Income                                            1,050,146
                                                                   ------------

Expenses:
   Management fees                                                      824,755
   Custodian fees                                                        22,940
   Legal and audit fees                                                  20,350
   Directors' fees                                                       12,010
   Organizational expenses                                                6,575
   Shareholder services fees                                              2,397
   Interest expense                                                      14,810
   Miscellaneous expenses                                                 1,967
                                                                   ------------
   Total Expenses                                                       905,804
                                                                   ------------
   Net Investment Income                                                144,342
                                                                   ------------

Net Realized and Unrealized Gain on
   Investments:
   Net realized gain on investments                                  21,536,348
   Net change in unrealized depreciation
     on investments                                                 (16,953,497)
                                                                   ------------
   Net Realized and Unrealized Gain
     on Investments                                                   4,582,851
                                                                   ------------
   Net Increase in Net Assets Resulting
     from Operations                                               $  4,727,193
                                                                   ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Six Months Ended      Year Ended
                                                                            June 30, 2000       December 31,
                                                                             (unaudited)            1999
                                                                            -------------      -------------
Operations:
  Net investment income                                                     $     144,342      $     208,390
  Net realized gain on investments                                             21,536,348         17,364,582
  Net change in unrealized appreciation (depreciation) on investments         (16,953,497)        12,026,657
                                                                            -------------      -------------
  Net increase in net assets resulting from operations                          4,727,193         29,599,629
                                                                            -------------      -------------
Distributions to shareholders:
  Net investment income                                                                --           (208,945)
  Net realized gain on investments                                                     --        (16,915,440)
  In excess of net realized gain on investments                                        --                 --
                                                                            -------------      -------------
  Total distributions to shareholders                                                  --        (17,124,385)
                                                                            -------------      -------------
Capital share transactions:
  Net increase (decrease) in net assets from capital share transactions       (16,380,631)         8,249,947
                                                                            -------------      -------------
  Net increase (decrease) in net assets                                       (11,653,438)        20,725,191
Net Assets:
  Beginning of period                                                         176,086,158        155,360,967
                                                                            -------------      -------------
  End of period                                                             $ 164,432,720      $ 176,086,158
                                                                            =============      =============

                See accompanying notes to financial statements.

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                                      7

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

---------------
1. Organization
---------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("Guardian").

----------------------------------
2. Significant Accounting Policies
----------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited) (Continued)

were advanced by Guardian and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

-------------------------------------
3. Agreements with Affiliated Parties
-------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to PFPC Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-----------------------
4. Portfolio Securities
-----------------------

      Purchases and proceeds from the sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $57,001,418 and $70,498,433, respectively.

-------------------------------
5. Transactions with Affiliates
-------------------------------

      During the six months ended June 30, 2000, the Fund paid brokerage commissions of $91,652 to Gabelli & Company, Inc. and its affiliates.

------------------
6. Line of Credit.
------------------

      The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $1,870,000 of borrowings outstanding at June 30, 2000.

      The average daily amount of borrowings outstanding within the six months ended June 30, 2000 was $235,917, with a related weighted average interest rate of 6.83%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $4,793,000.

-----------------------------
7. Capital Stock Transactions
-----------------------------

      Transactions in shares of capital stock were as follows:

                                    Six Months Ended                     Year Ended
                                      June 30, 2000                  December 31, 1999
                                    ----------------                 -----------------
                                  Shares         Amount           Shares          Amount
                                  ------         ------           ------          ------
Shares sold                        659,949    $ 11,463,506       2,216,370    $ 39,308,449
Shares issued upon
  reinvestment of dividends             --              --       1,002,599      17,124,386
Shares redeemed                 (1,610,925)    (27,844,137)     (2,738,935)    (48,182,888)
                              ------------    ------------    ------------    ------------
Net increase/(decrease)            950,976    $(16,380,631)        480,034    $  8,249,947
                              ------------    ------------    ------------    ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                    Six Months
                                                       Ended                            Year Ended December 31,
                                                   June 30, 2000     -----------------------------------------------------------
                                                    (Unaudited)        1999         1998         1997          1996       1995+
                                                   -----------------------------------------------------------------------------
Operating Performance:
Net asset value, beginning of period ..............   $  17.48       $  16.20     $  15.31     $  11.55       $ 10.70    $ 10.00
                                                      --------       --------     --------     --------       -------    -------
  Net investment
    income ..........................................     0.02           0.02         0.03         0.02          0.02       0.03(a)
  Net realized and
    unrealized gain on investments ................       0.53           3.15         1.74         4.88          1.16      (0.80)
                                                      --------       --------     --------     --------       -------    -------
  Total from investment
    operations ......................................     0.55           3.17         1.77         4.90          1.18      (0.83)
                                                      --------       --------     --------     --------       -------    -------

Distributions to Shareholders:
  Net investment income ...........................         --          (0.02)       (0.03)       (0.02)        (0.02)     (0.03)
  Net realized gain on investments ................         --          (1.87)       (0.78)       (1.12)        (0.31)     (0.09)
  In excess of net realized gain on investments ...         --             --        (0.07)       (0.00)(b)        --      (0.01)
                                                      --------       --------     --------     --------       -------    -------
  Total distributions .............................         --          (1.89)       (0.88)       (1.14)        (0.33)     (0.13)
                                                      --------       --------     --------     --------       -------    -------
Net asset value, end of
    period ........................................   $  18.03       $  17.48     $  16.20     $  15.31       $ 11.55    $ 10.70
                                                      --------       --------     --------     --------       -------    -------

Total return++ ....................................        3.1%          19.8%        11.7%        42.6%         11.0%       8.4%
                                                      --------       --------     --------     --------       -------    -------
Ratios to average net assets and supplemental data:
  Net assets, end of period
    (000's omitted) ................................. $164,433       $176,086     $155,361     $105,350       $51,462    $26,364
  Ratio of net investment
    income to average net assets ....................     0.17%(c)       0.13%        0.19%        0.17%         0.21%      0.75%(c)
  Ratio of operating expenses to
    average net assets (d) (e) ......................     1.10%(c)       1.08%        1.12%        1.17%         1.31%      1.78%(c)
  Portfolio turnover
    rate ..........................................         35%            54%          43%          65%           53%        81%

+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year in not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.
(e) The Fund incurred interest expense during the six months ended June 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.

                       See notes to financial statements.

--------------------------------------------------------------------------------